Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of November 20, 2018, by and among ENDOLOGIX, INC., a Delaware corporation (“Endologix”), as a Borrower, the other Borrowers party hereto, the Lenders party hereto and Deerfield ELGX Revolver, LLC, as agent for itself and the other members of the Lender Group (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, Agent and the Lenders party thereto are parties to that certain Credit Agreement dated as of August 9, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrowers have requested that Agent and the Lenders amend certain provisions of the Credit Agreement, and, subject to the satisfaction of the conditions set forth herein, Agent and the Lenders are willing to do so, on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used herein (including in the preamble and recitals above) but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

SECTION 2. Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

““Japan Lifeline Subordination Agreement” has the meaning specified therefor in clause (r) of the definition of “Permitted Indebtedness”.

“Stifel” has the meaning specified therefor in Section 5.08(viii).”

“Stifel Account” has the meaning specified therefor in Section 5.08(viii).”

“Stifel Sweep Agreement” has the meaning specified therefor in Section 5.08(viii)(a)(1).”

(b) Clause (a) of the definition of “Global Excess Liquidity” in Section 1.01 of the Credit Agreement is hereby amended by deleting such subclause (a) in its entirety and substituting the following language therefor:

“(a) without duplication of clause (b) of this definition, Qualified Cash; provided that, for the avoidance of doubt, no cash or Cash Equivalents maintained in any Excluded Accounts shall be included in this clause (a)”.

(c) Clause (r) of the definition of “Permitted Indebtedness” in Section 1.01 of the Credit Agreement is hereby amended by deleting such clause (r) in its entirety and substituting the following language therefor:

“(r)    unsecured Indebtedness in an amount not to exceed $4,280,500 pursuant to a promissory note dated on or around the Agreement Date, by the Borrower in favor of Japan Lifeline Co., Ltd. (the “Permitted Japan Lifeline Unsecured Debt”), so long as (i) other than as expressly set forth in clause (ii) directly below, no prepayments, repayment, redemptions or payments shall be made with respect to the Permitted Japan Lifeline Unsecured Debt at any time until ninety-one (91) days after all of the Obligations have been paid in full, (ii) subject to the terms of the Japan Lifeline Subordination Agreement, the all-in interest rate and pricing charged thereon shall not exceed 2.5% per annum and such interest shall not be paid (A) more frequently than annually in arrears and (B) unless (1) expressly permitted pursuant to the terms of the Japan Lifeline Subordination Agreement, (2) the Japan Lifeline Subordination Agreement is in full force and effect and binding and enforceable against all parties thereto at all times, (3) no breach, violation or default has occurred under any of the Permitted Japan Lifeline Unsecured Debt Documents or the Japan Lifeline Subordination Agreement and (4) no Default or Event of Default has occurred and is continuing, (iii) no fees shall be paid thereon, (iv) such unsecured Indebtedness shall not be assigned or otherwise transferred by Japan Lifeline Co., Ltd. without the consent of the Agent, (v) Japan Lifeline Co., Ltd. (and any successor or assign thereof) shall enter into a subordination agreement with the Agent, in form and substance reasonably satisfactory to the Agent and the Lenders (the “Japan Lifeline Subordination Agreement”), and such Japan Lifeline Subordination Agreement shall remain in full force and effect and binding and enforceable against all parties thereto at all times, and no breach, violation or default shall have occurred thereunder or under the Permitted Japan Lifeline Unsecured Debt Documents, (vi)(A) such Indebtedness remains unsecured at all times and no security interests or Liens are granted with respect thereto by any Loan Party, any of their respective Affiliates or any other Person and (B) no Person other than Endologix shall be a borrower, guarantor or obligor (or otherwise be obligated or liable) with respect to such Indebtedness, and (vii) subordination provisions are included in such promissory note, the Japan Lifeline Subordination Agreement and any related agreements, instruments and documents (collectively, the “Permitted Japan Lifeline Unsecured Debt Documents”) in a manner, and in form and substance, reasonably satisfactory to the Agent and the Lenders, and such Permitted Japan Lifeline Unsecured Debt Documents shall be in form and substance reasonably satisfactory to the Agent and the Lenders.”.

(d) The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended by adding the language “ the Japan Lifeline Subordination Agreement, any Subordination Agreement,” immediately after the reference to “the Intercreditor Agreement,” in such definition.

(e) The definition of “Subordinated Debt” in Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence at the end of such definition: “Notwithstanding anything to the contrary in this Agreement and for the avoidance of doubt,

“Subordinated Debt” shall not include the Permitted Japan Lifeline Unsecured Debt, which is separately covered by this Agreement.”

(f) The definition of “Subordinated Debt Documents” in Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence at the end of such definition: “Notwithstanding anything to the contrary in this Agreement and for the avoidance of doubt, “Subordinated Debt Documents” shall not include the Permitted Japan Lifeline Unsecured Debt Documents, which are separately covered by this Agreement.”.

(g) The definition of “Subordination Agreement” in Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence at the end of such definition: “Notwithstanding anything to the contrary in this Agreement and for the avoidance of doubt, “Subordination Agreement” shall not include the Japan Lifeline Subordination Agreement, which is separately covered by this Agreement.”.

(h) Section 5.08 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following language therefor:

“Section 5.08 Cash Management. Each Loan Party shall enter into, and cause each depository, securities intermediary or commodities intermediary to enter into, Control Agreements with respect to each deposit, securities, commodity or similar account maintained by such Person (other than (i) deposit accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the Borrowers’ employees and identified to Agent by the Borrower Representative as such, (ii) zero balance accounts; provided that such accounts have been identified to Agent by the Borrower Representative as such, (iii) such other petty cash deposit accounts, amounts on deposit in which do not exceed $100,000 in the aggregate at any one time, (iv) escrow, trust and fiduciary accounts, (v) each account of Excluded Foreign Subsidiaries, (vi) deposit account #XXXXX7912 of TriVascular Canada LLC at Bank of Montreal; provided the aggregate amount on deposit in such deposit account(s) does not exceed 1,000,000 Canadian dollars at any time, (vii) the Bank of America Cash Collateral Account and (viii) account number XXXX1317 of Endologix (the “Stifel Account”) maintained at Stifel, Nicolaus & Company, Incorporated (“Stifel”) while, and only so long as (and for the avoidance of doubt, not at any other time shall the Stifel Account be an Excluded Account), (a) all funds, amounts or other items on deposit in the Stifel Account are swept by Stifel every Business Day (1) pursuant to the terms of the Permanent Letter of Authorization for Wires With Further Credit, signed by Endologix (as the account owner) as of August 15, 2018 (as in effect on November 20, 2018, the “Stifel Sweep Agreement”), and (2) by wiring the funds, amounts and other items in the Stifel Account to deposit account number XXXXXX1702 at Bank of America, N.A., in each case of this clause (a), unless Agent and Term Agent consent otherwise in writing (including by electronic mail), (b) the deposit account to which the funds, amounts and other items from the Stifel Account are swept is subject to a Control Agreement at all times, (c) subject to clause (e) below, no more than $5,000,000 of cash, Cash Equivalents, other assets and/or other items are in the Stifel Account at any time, (d) neither the wire instructions nor any other term or provision in the Stifel Sweep Agreement is amended, restated, supplemented, modified, waived or otherwise changed

(or any departure therefrom consented to) without the prior written consent of Agent and Term Agent (and Endologix shall immediately modify the Stifel Sweep Agreement, including the wire instructions therein, in such manner as Agent and Term Agent may request while an Event of Default exists), (e) (x) upon and during the continuance of an Event of Default, (1) the Stifel Account is not used (including no cash, Cash Equivalents, other assets or other items being held in such Stifel Account other than those being swept pursuant to clause (a) above on the Business Day immediately after the first day such Event of Default occurs), (2) Endologix shall take no action with Stifel with respect to the Stifel Account or otherwise (other than having Stifel sweep the Stifel Account pursuant to clause (a) above) and (3) no cash or other items shall be kept or maintained in the Stifel Account or otherwise held by Stifel, and (y) after the occurrence of an Event of Default, Endologix immediately closes the Stifel Account upon request by Agent, and (f) (x) Endologix provides quarterly certifications of compliance with the conditions and requirements in this Section 5.08(viii)(a)-(e), and (y) by 5pm ET on the Tuesday of the week following delivery of each such quarterly certification in clause (f)(x) directly above, Endologix (or Stifel on behalf of Endologix) shall provide a detailed description of activity for the prior week (including daily account balances and other item inventory) to Katten Muchin Rosenman LLP (at the address provided in Article XI) on behalf of Agent; (such accounts in clauses (i) through (viii), the “Excluded Accounts”) as of and after the Closing Date; provided that (x) the Loan Parties shall have until the date that is forty-five (45) days following the closing date of any Permitted Acquisition (or such later date as may be agreed to by Agent in its sole reasonable discretion) to comply with the provisions of this Section 5.08) with regard to such accounts (other than Excluded Accounts) of the Borrowers acquired in connection with such Permitted Acquisition, and (y) for deposit accounts, securities accounts and commodities accounts opened after the Closing Date, the Loan Parties shall have until the date that is thirty (30) days following the opening of any such new account (or such later date as may be agreed to by Agent in its sole reasonable discretion) to comply with this Section 5.08. Upon written request by the Agent, the Loan Parties shall provide the Agent with written evidence reasonably satisfactory to the Agent as of such Business Day or the next Business Day showing compliance with Section 7.01(b).”

(i) Section 6.02 of the Credit Agreement is hereby amended by (i) removing the “and” before clause (v) appearing therein, (ii) inserting “; and” immediately after clause (v) appearing therein and before the “.” at the end of such Section and (iii) inserting a new clause (vi) as follows immediately prior to the “.” at the end of such Section: “(vi) interest payments expressly permitted under both clause (r) of the definition of “Permitted Indebtedness” and the Japan Lifeline Subordination Agreement so long as (A) the Japan Lifeline Subordination Agreement is in full force and effect and binding and enforceable against all parties thereto at all times, (B) no breach, violation or default has occurred under any of the Permitted Japan Lifeline Unsecured Debt Documents or the Japan Lifeline Subordination Agreement and (C) no Default or Event of Default has occurred and is continuing”.

(j) The last sentence of Section 6.10 of the Credit Agreement is hereby amended by deleting such sentence in its entirety and substituting the following language therefor:

“No Loan Party shall, or shall permit any Subsidiary to, directly or indirectly, amend, restate, supplement, change, waive or otherwise modify any Material Contract, which amendment, restatement, supplement, change, waiver or modification in any case: (a) is contrary to (or is in violation or breach of) the terms and provisions of this Agreement or any other Loan Document (including the Intercreditor Agreement and the Japan Lifeline Subordination Agreement); or (b) could reasonably be expected to be materially adverse to the rights, interests or privileges of Agent or the Lenders or their ability to enforce the same (it being understood that any modification that changes the stated maturity date of the 3.25% Convertible Notes to an earlier date shall be materially adverse to the Agent and the Lenders); provided, however, that the foregoing shall not restrict (x) any changes expressly required under the terms of the 2.25% Convertible Notes as of the Closing Date, the 3.25% Convertible Notes as of the Closing Date or any indenture governing any Permitted 3.25% Convertible Note Refinancing meeting the requirements set forth in the definition of “Permitted 3.25% Convertible Note Refinancing”, or (y) any modifications of the Term Credit Agreement expressly permitted by the Intercreditor Agreement and not otherwise materially adverse to Agent or the Lenders.”

(k) Section 6.12 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following language therefor:

“Section 6.12 Prepayments and Amendments. The Loan Parties shall not, and shall not permit any of their Affiliates to (A) declare, pay, make or set aside any amount for prepayment, payment, redemption or repayment in respect of (1) Subordinated Debt, except for payments made in full compliance with and permitted under the Subordination Agreement, or (2) any Permitted Japan Lifeline Unsecured Debt, except with respect to any interest payments expressly permitted under both clause (r) of the definition of “Permitted Indebtedness” and the Japan Lifeline Subordination Agreement so long as (I) the Japan Lifeline Subordination Agreement is in full force and effect and binding and enforceable against all parties thereto at all times, (II) no breach, violation or default has occurred under any of the Permitted Japan Lifeline Unsecured Debt Documents or the Japan Lifeline Subordination Agreement and (III) no Default or Event of Default has occurred and is continuing, (B) amend, restate, supplement, change, waive or otherwise modify (or consent to any departure from) the terms of (1) any Subordinated Debt Documents, except for amendments and modifications expressly permitted by the Subordination Agreement, or (2) any Permitted Japan Lifeline Unsecured Debt Documents, except as both (I) expressly permitted by the Japan Lifeline Subordination Agreement and (II) previously consented to in writing by the Agent and all of the Lenders; or (C) declare, prepay, pay, redeem, repay, make or set aside any amount for prepayment, payment, redemption or repayment in respect of any Indebtedness hereinafter incurred that, by its terms, or by separate agreement, is subordinated to the Obligations, except (1) for payments made in full compliance with and permitted under the subordination provisions applicable thereto or (2) solely with respect to the Permitted Japan Lifeline Unsecured Debt, any interest payments expressly permitted under both clause (r) of the definition of “Permitted Indebtedness” and the Japan Lifeline Subordination Agreement so long as (I) the Japan Lifeline Subordination Agreement is in full force and effect and binding and enforceable against all parties thereto at all times, (II) no breach, violation or default has occurred under any of the Permitted Japan Lifeline

Unsecured Debt Documents or the Japan Lifeline Subordination Agreement and (III) no Default or Event of Default has occurred and is continuing.

(l) Clause (II) of Section 6.19 of the Credit Agreement is hereby amended by deleting such clause (II) in its entirety and substituting the following language therefor:

“(II) the Permitted Japan Lifeline Unsecured Debt, except with respect to any interest payments expressly permitted under both clause (r) of the definition of “Permitted Indebtedness” and the Japan Lifeline Subordination Agreement so long as (a) the Japan Lifeline Subordination Agreement is in full force and effect and binding and enforceable against all parties thereto at all times, (b) no breach, violation or default has occurred under any of the Permitted Japan Lifeline Unsecured Debt Documents or the Japan Lifeline Subordination Agreement and (c) no Default or Event of Default has occurred and is continuing”.

(m) Section 8.16 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following language therefor:

“Section 8.16 Payment of Subordinated Debt. Any Loan Party makes any prepayment, payment, redemption or repayment on account of any Subordinated Debt or any other Indebtedness that has been subordinated to any of the Obligations, other than (i) payments specifically permitted by the terms of such subordination or the applicable Subordination Agreement and (ii) solely with respect to the Permitted Japan Lifeline Unsecured Debt, any interest payments expressly permitted under both clause (r) of the definition of “Permitted Indebtedness” and the Japan Lifeline Subordination Agreement so long as (A) the Japan Lifeline Subordination Agreement is in full force and effect and binding and enforceable against all parties thereto at all times, (B) no breach, violation or default has occurred under any of the Permitted Japan Lifeline Unsecured Debt Documents or the Japan Lifeline Subordination Agreement and (C) no Default or Event of Default has occurred and is continuing.”

(n) The Credit Agreement is hereby amended by inserting a new Section 8.23 at the end of the Article VIII as follows:

“8.23 Invalidity of any Subordination Agreement. Any terms or provisions of the Japan Lifeline Subordination Agreement or any other Subordination Agreement shall for any reason be revoked or invalidated, or otherwise cease to be in full force and effect, other than in accordance with the terms thereof, or any Person shall breach, violate or default any of the terms thereof or contest in any manner the validity or enforceability thereof or deny that such Person has any further liability or obligation thereunder.”

SECTION 3. Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)    the execution and delivery of this Amendment by Borrowers, Agent and the Required Lenders;

(b)    the representations and warranties in Section 4 hereof being true, complete and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the date hereof, except to the extent that such representation or warranty expressly relates to an earlier date (in which event such representations and warranties are true, complete and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date);

(c)    no Default or Event of Default has occurred or is continuing (or would result after giving effect to the transactions contemplated by this Amendment);

(d)    the receipt in cash by the Lender Group of the payment of all fees, costs and expenses incurred thereby on or prior to the date of this Amendment that are required to be reimbursed pursuant to Section 2.05(d) and Section 2.09 of the Credit Agreement or Section 6 of this Amendment and all other fees, costs and expenses incurred in connection with this Amendment (and the transactions contemplated hereby) by the Lender Group (including, in each case, all Lender Group Expenses and all attorneys’ fees of the Lender Group and any estimates of post-closing fees, costs and expenses (including all attorneys’ fees) expected to be incurred by the Lender Group in connection with this Amendment);

(e)    the receipt by the Agent and the Lenders of a fully executed copy of a corresponding amendment to the Term Credit Agreement in form and substance reasonably satisfactory to the Agent and the Lenders (the “Term Amendment”); and

(f)    the receipt by the Agent and the Lenders of all other documents, agreements, instruments and other information requested by the Agent or any Lender.

SECTION 4. Representations and Warranties. Each Loan Party party hereto hereby represents and warrants to Agent and each Lender as follows as of the date hereof:

(a)    each Loan Party is validly existing as a corporation, limited liability company or limited partnership, as applicable, and is in good standing under the laws of the jurisdiction of its incorporation, organization or formation, as applicable. Each Loan Party (i) has full power and authority (and all governmental licenses, authorizations, Permits, consents and approvals) to (A) own its properties and conduct its business (solely with respect to governmental licenses, authorizations, Permits, consents and approvals, except where the failure to have such governmental licenses, authorizations, Permits, consents and approvals could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect) and (B) to (x) enter into, and perform its obligations under, this Amendment and (y) consummate the transactions contemplated under this Amendment, and (ii) is duly qualified as a foreign corporation, limited liability company or limited partnership, as applicable, and licensed and in good standing, under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license, in each case of this clause (ii), where the failure to be so qualified, licensed or in good standing could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect;

(b)    the execution, delivery and performance of this Amendment has been duly authorized by each Loan Party and no further consent or authorization is required by any Loan

Party, any Loan Party’s board of directors (or other equivalent governing body) or the holders of any Loan Party’s Stock. This Amendment has been duly executed and delivered by each of the Loan Parties and constitutes a valid, legal and binding obligation of each Loan Party, enforceable in accordance with its terms, except as such enforceability may be limited by applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally. The execution, delivery and performance of this Amendment by each Loan Party party hereto and the consummation of the transactions contemplated herein will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien (other than pursuant to the Loan Documents) upon any assets of any such Loan Party pursuant to, any agreement, document or instrument to which such Loan Party is a party or by which any Loan Party is bound or to which any of the assets or property of any Loan Party is subject, except, with respect to this clause (A), as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (B) result in any violation of or conflict with the provisions of the Organizational Documents, (C) result in the violation of any Applicable Law, (D) result in the violation of any judgment, order, rule, regulation or decree of any Governmental Authority, or (E) violate, conflict with or cause a breach or default under any agreement or instrument binding upon it, except, with respect to clauses (C) and (E) only, as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No consent, approval, Authorization or order of, or registration or filing with any Governmental Authority is required for (i) the execution, delivery and performance of this Amendment, and (ii) the consummation by any Loan Party of the transactions contemplated hereby;

(c)    each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents are true, complete and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the date hereof, except to the extent that such representation or warranty expressly relates to an earlier date (in which event such representations and warranties were true, complete and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date);

(d)    no Default or Event of Default has occurred and is continuing (or would result after giving effect to the transactions contemplated by this Amendment);

(e)    attached as Exhibit A hereto are true, correct and complete copies of (i) the Japan Lifeline Subordination Agreement and (ii) the promissory note and all other agreements, instruments and documents that evidence (or that have been issued or entered into to cover) any of the Permitted Japan Lifeline Unsecured Debt and any of the other Indebtedness owed by Endologix and all of its Subsidiaries to the Japan Lifeline Co., Ltd. and its Affiliates (and no other agreements, instruments or documents exist with respect thereto);

(f)    Endologix has delivered prior to the date of this Amendment to Katten Muchin Rosenman LLP (i) all of the Permitted Japan Lifeline Unsecured Debt Documents and all other agreements, instruments and documents related to the Permitted Japan Lifeline Unsecured Debt and (ii) the Stifel Sweep Agreement and all other agreements and documents with respect to the Stifel Account (or between Endologix or any of its Affiliates and Stifel); and

(g)    attached hereto as Exhibit B hereto is a true, correct and copy of the Term Amendment.

SECTION 5. SEC Filing. At or prior to 8:30 a.m. (New York City time) on the first (1st) Business Day following the date of this Amendment, the Borrower Representative shall file a Form 8-K with the SEC describing the terms of the transactions contemplated by this Amendment and the Term Amendment and including as exhibits to such Form 8-K this Amendment (including the exhibits and other documents attached hereto and thereto) and any related documents (such Form 8-K, the “Announcing Facility Amendment Form 8-K”) disclosing any other presently material non-public information (if any) provided or made available to any member of the Lender Group (or any such Lender Group member’s agents or representatives) on or prior to the filing of the Announcing Facility Amendment Form 8-K. Subject to the foregoing, no Loan Party will issue any press releases or any other public statements with respect to the transactions contemplated by this Amendment or the Term Amendment or disclosing the name of any member of the Lender Group; provided, however, that the Borrower Representative will be entitled, without the prior approval of any member of the Lender Group, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the Announcing Facility Amendment Form 8-K and contemporaneously therewith and (ii) as is required by Applicable Law and regulations (provided that each member of the Lender Group will be consulted by the Borrower Representative in connection with any such press release or other public disclosure prior to its release and will be provided with a copy thereof by the Borrower Representative other than filings required by the Exchange Act to be made with the SEC, which Borrower Representative may make without such consultation or notice). From and after the Borrower Representative’s filing of the Announcing Facility Amendment Form 8-K, no member of the Lender Group shall be in possession of any material nonpublic information received from the Borrower Representative, any other Loan Party or any of their Subsidiaries or Affiliates or any of its or their respective officers, directors, employees, attorneys, representatives or agents. Notwithstanding anything contained in this Amendment to the contrary and without implication that the contrary would otherwise be true, after giving effect to the filing of the Announcing Facility Amendment Form 8-K, the Borrower Representative expressly acknowledges and agrees that no member of the Lender Group shall have any duty of trust or confidence with respect to, or duty not to trade in any securities on the basis of, any information regarding the Borrowers that is otherwise possessed (or continued to be possessed) by any member of the Lender Group as a result of a breach of any of the covenants set forth in this Section 5.

SECTION 6. Fees, Costs and Expense Reimbursement. In connection with the Agent and the Lenders party hereto agreeing to enter into this Amendment and provide the accommodations hereunder, the Loan Parties agree to pay on the date of this Amendment all fees, costs and expenses (including all Lender Group Expenses and all attorneys’ fees) incurred by the Lender Group in connection with this Amendment and any other Loan Document and the transactions contemplated hereby and thereby.

SECTION 7. Captions. Captions used in this Amendment are for convenience only and shall not modify or affect the interpretation or construction of this Amendment or any of its provisions.

SECTION 8. Counterparts. This Amendment may be executed in several counterparts, and by each party hereto on separate counterparts, each of which and any photocopies, facsimile copies and other electronic methods of transmission thereof shall be deemed an original, but all of which together shall constitute one and the same agreement.

SECTION 9. Severability. If any provision of this Amendment shall be invalid, illegal or unenforceable in any respect under any Applicable Law, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby. The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision.

SECTION 10. Entire Agreement. The Credit Agreement as amended hereby, together with all other Loan Documents, contains the entire understanding among the parties hereto with respect to the matters covered thereby and supersedes any and all other written and oral communications, negotiations, commitments and writings with respect thereto.

SECTION 11. Successors; Assigns. This Amendment shall be binding upon Borrowers, the Loan Parties, the Lenders and Agent and their respective successors and permitted assigns, and shall inure to the benefit of Borrowers, the Loan Parties, the Lenders, Agent and the other members of the Lender Group and the successors and assigns of the Lenders, Agent and the other members of the Lender Group. No other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Amendment or any of the other Loan Documents. No Loan Party may assign or transfer any of its rights or obligations under this Amendment without the prior written consent of Agent and each Lender, and any prohibited assignment or transfer shall be absolutely void ab initio.

SECTION 12. Governing Law. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE. Article XII of the Credit Agreement is incorporated herein, mutatis mutandis.

SECTION 13. Reaffirmation and Ratification. Each Loan Party party hereto as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Person grants Liens in its property or otherwise acts as accommodation party or guarantor, as the case may be pursuant to the Loan Documents, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Credit Agreement and each other Loan Document to which it is a party (after giving effect hereto) and (ii) to the extent such Person granted Liens or security interests in any of its property pursuant to any Loan Documents as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant (and the validity and enforceability thereof) of Liens and confirms and agrees and acknowledges that such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof. Each Loan Party party hereto hereby consents to this Amendment and acknowledges that the Credit Agreement and each other Loan Document remains in full force and effect and is hereby ratified and reaffirmed. The execution and delivery of this Amendment shall not operate as a waiver of any right, power or remedy of Agent, the Lenders or any other member of the Lender Group, constitute a waiver of any provision of the Credit Agreement or any other Loan Document or serve to effect a novation of the obligations (including the Obligations).

SECTION 14. Effect on Loan Documents.

(a)    The Credit Agreement, as amended hereby, and each of the other Loan Documents, as amended as of the date hereof, shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except with respect to the modifications and amendments expressly set forth herein, as a waiver of, consent to, or a modification or amendment of, any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document. Except for the amendments to the Credit Agreement expressly set forth herein, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect. The amendments, modifications and other agreements set forth herein are limited to the specified provisions hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall neither excuse future non-compliance with the Loan Documents nor operate as a waiver of any Default or Event of Default, shall not operate as a consent to any further or other matter under the Loan Documents and shall not be construed as an indication that any waiver of covenants or any other provision of the Credit Agreement will be agreed to, it being understood that the granting or denying of any waiver which may hereafter be requested by Borrower or any other Loan Party remains in the sole and absolute discretion of the Agent and the Lenders.

(b)    Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(c)    To the extent that any of the terms and conditions in any of the Loan Documents shall contradict or be in conflict with any of the terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Credit Agreement as modified and amended hereby.

(d)    This Amendment is a Loan Document.

SECTION 15. Guarantors’ Acknowledgment and Agreement. Although the Guarantors party hereto have been informed of the matters set forth herein and have agreed to the same, each such Guarantor understands, acknowledges and agrees that none of the members of the Lender Group has any obligations to inform such Guarantor of such matters in the future or to seek its acknowledgment or agreement to future amendments, restatements, supplements, changes, modifications, waivers or consents, and nothing herein shall create such a duty.

SECTION 16. Release.

(a)    As of the date of this Amendment, each Loan Party, for itself and on behalf of its successors, assigns, Subsidiaries and such Loan Party’s and its Subsidiaries’ officers, directors (and any equivalent governing body), employees, agents, representatives, advisors, consultants, accountants and attorneys, and any Person acting for or on behalf of, or claiming through it (collectively, the “Releasing Persons”), hereby waives, releases, remises and forever discharges each member of the Lender Group, each of their respective Affiliates and successors in title, and past, present and future officers, directors, employees, limited partners, general partners, investors, attorneys, assigns, subsidiaries, shareholders, trustees, agents and other professionals of the foregoing entities and all other Persons and entities to whom any member of the Lender Group would be liable if such Persons were found to be liable to such Releasing Persons (each a “Releasee” and collectively, the “Releasees”), from any and all past, present and future claims, suits, liens, lawsuits, amounts paid in settlement, debts, deficiencies, disbursements, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, whether based in equity, law, contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (each a “Claim” and collectively, the “Claims”), whether known or unknown, fixed or contingent, direct, indirect, or derivative, asserted or unasserted, matured or unmatured, foreseen or unforeseen, past or present, liquidated or unliquidated, suspected or unsuspected, which such Releasing Persons ever had from the beginning of the world until (and including) the date hereof against any such Releasing Person which relates, directly or indirectly, to the Credit Agreement, any other Loan Document, the Stock owned by any Releasee or to any acts or omissions of any such Releasee with respect to the Credit Agreement or any other Loan Document or any Stock owned by any Releasee, or to the lender-borrower relationship evidenced by the Loan Documents or the Stock holder or owner-issuer of Stock holder issuer.

(b)    As to each and every Claim released hereunder, each Loan Party hereby agrees, represents and warrants that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, specifically waives the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

As to each and every Claim released hereunder, each Loan Party also waives the benefit of each other similar provision of applicable federal, state or foreign law (including without limitation the laws of the State of New York), if any, pertaining to general releases after having been advised by legal counsel to such Loan Party with respect thereto.

(c)    Each Loan Party acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such Claims and agrees that this Amendment shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Loan Party understands, acknowledges and agrees that the release set forth above in this Section 16 may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(d)    Each Loan Party hereby agrees, represents, and warrants that (a) neither such Loan Party nor any other Releasing Person has voluntarily, by operation of law or otherwise, assigned, conveyed, transferred or encumbered, either directly or indirectly, in whole or in part, any right to or interest in any of the Claims released pursuant to this Section 16; (b) this Amendment has been entered into without force or duress, of the free will of each Loan Party, and the decision of such undersigned to enter into this Amendment is a fully informed decision and such undersigned is aware of all legal and other ramifications of each such decision; and (c) such Loan Party has read and understands this Amendment (including the release granted in this Section 16), has consulted with and been represented by independent legal counsel of its own choosing in negotiations for and the preparation of this Amendment, has read this Amendment in full and final form, and has been advised by its counsel of its rights and obligations under this Amendment.

(e)    Each Loan Party, for itself and on behalf of each other Releasing Person, hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by such Person pursuant to the above release in this Section 16. Each Loan Party further agrees that it shall not dispute the validity or enforceability of the this Amendment, the Credit Agreement, any of the other Loan Documents, or any of its obligations hereunder or thereunder, or the creation, validity, perfection, priority, enforceability or the extent of Agent’s security interest or Lien on any item of Collateral under the Credit Agreement and the other Loan Documents or the providing of any “control” (within the meaning of Articles 8 and 9 under the applicable UCC) under any Control Agreement or any other Loan Document. If any Loan Party or any other Releasing Person breaches or otherwise violates the foregoing covenant and provisions, such Loan Party, for itself and its Releasing Persons, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees, expenses and costs and any other fees, expenses and costs incurred by such Releasee as a result of such breach or violation.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the first day written above.

BORROWERS:

ENDOLOGIX, INC., a Delaware corporation

By:	/s/ Vaseem Mahboob
Name:	Vaseem Mahboob
Title:	CFO

CVD/RMS ACQUISITION CORP., a Delaware corporation

By:	/s/ Vaseem Mahboob
Name:	Vaseem Mahboob
Title:	CFO

NELLIX, INC., a Delaware corporation

By:	/s/ Vaseem Mahboob
Name:	Vaseem Mahboob
Title:	CFO

TRIVASCULAR TECHNOLOGIES, INC., a Delaware corporation

By:	/s/ Vaseem Mahboob
Name:	Vaseem Mahboob
Title:	CFO

TRIVASCULAR, INC., a California corporation

By:	/s/ Vaseem Mahboob
Name:	Vaseem Mahboob

[Signature Page to First Amendment to Credit Agreement]

Title:	CFO

ENDOLOGIX CANADA, LLC, a Delaware limited liability company

By:	/s/ Vaseem Mahboob
Name:	Vaseem Mahboob
Title:	CFO

TRIVASCULAR SALES LLC, a Texas limited liability company

By:	/s/ Vaseem Mahboob
Name:	Vaseem Mahboob
Title:	CFO

RMS/ENDOLOGIX SIDEWAYS MERGER CORP., a Delaware corporation

By:	/s/ Vaseem Mahboob
Name:	Vaseem Mahboob
Title:	CFO

[Signature Page to First Amendment to Credit Agreement]

LENDERS:

DEERFIELD PARTNERS, L.P.

By:	Deerfield Mgmt, L.P.
General Partner

	By:	J.E. Flynn Capital, LLC
General Partner

		By:	/s/ David J. Clark
			Name:	David J. Clark
			Title:	Authorized Signatory

DEERFIELD PRIVATE DESIGN FUND III, L.P.

By:	Deerfield Mgmt III, L.P.
General Partner

	By:	J.E. Flynn Capital III, LLC
General Partner

		By:	/s/ David J. Clark
			Name:	David J. Clark
			Title:	Authorized Signatory

DEERFIELD PRIVATE DESIGN FUND IV, L.P.

By:	Deerfield Mgmt IV, L.P.
General Partner

	By:	J.E. Flynn Capital IV, LLC
General Partner

		By:	/s/ David J. Clark
			Name:	David J. Clark
			Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

AGENT:

DEERFIELD ELGX REVOLVER, LLC

By:	Deerfield Management Company, L.P. (Series C) Manager

	By:	Flynn Management LLC
General Partner

		By:	/s/ David J. Clark
			Name:	David J. Clark
			Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

EXHIBIT A

Permitted Japan Lifeline Subordination Agreement,

Promissory Note, and related documentation

EXHIBIT B

The Term Amendment